Exhibit 10.4

IN THE YEAR TWO THOUSAND TEN, on June twenty-nine (2010-06-29).

BEFORE Mtre Michel DIONNE, notary at Joliette, Province of Quebec.

APPEARED:

GESTION NORAM INC., a company legally incorporated under Part 1A of the Companies Act by a Certificate of Incorporation dated May 13th 2009, under the name of 9209-8581 QUÉBEC INC. followed by a Certificate of Amalgamation dated September 1st, 2009 by which it merged with “Les Éclairage Noram inc.” and finally by a Certificate of Modification dated September 1st, 2009, changing its name to GESTION NORAM INC., having its head office at 3000, de Stockholm Street, Laval, H7K 3T6, registration number 1165879439, represented by Marc Desrochers, President, duly authorized by resolution of its board of directors dated June 23rd, 2010, a copy whereof remains attached hereto after having been acknowledged as true and signed for identification by the representative in the presence of the Notary and by the latter.

Hereinafter called the “Vendor”

AND

STRONG/MDI SCREEN SYSTEMS INC. (LES SYSTÉMES D’ÉCRAN STRONG/MDI INC.), a company legally incorporated under Part 1A of the Companies Act by Certificate of Incorporation dated September 20th 2007, having its head office at 1440, Raoul-Charrette Street, Joliette (Quebec), J6E 8S7, registration number 1164688559, represented by Chris Stark, Vice-President, duly authorized by resolution of its board of directors dated June 25th, 2010, a copy whereof remains attached hereto after having been acknowledged as true and signed for identification by the representative in the presence of the Notary and by the latter.

Hereinafter called the “Purchaser”

WHO have agreed as follows:

OBJECT OF THE CONTRACT

The Vendor sells to the Purchaser the Immoveable described hereinafter:

DESCRIPTION

An Immoveable known and designated as:

a)                                                                                      Lot number THREE MILLION SEVEN HUNDRED AND SIXTY-FOUR THOUSAND FIVE HUNDRED AND SEVENTY-TWO (Lot 3 764 572) of the official Cadastre of Quebec, Registration Division of Joliette;

b)                                                                                     Lot number THREE MILLION SEVEN HUNDRED AND SIXTY-FOUR THOUSAND FIVE HUNDRED AND SEVENTY-THREE (Lot 3 764 573) of the official Cadastre of Quebec, Registration Division of Joliette; and

c)                                                                                      Lot number THREE MILLION THREE HUNDRED AND TWENTY-SIX THOUSAND EIGHT HUNDRED AND. FIFTY-FIVE (Lot 3 326 855) of the official Cadastre of Quebec, Registration Division of Joliette.

With the commercial building and all dependencies erected thereon, located at 1440, Raoul-Charrette Street, Joliette, Quebec.

Hereinafter called the “Immoveable”

Dionne, Kelley, Paquin notary
Member of Jurisconseil

SERVITUDES

The vendor declares that the Immoveable is subject to all public utility servitudes that may exist for the transmission and distribution of electrical, telephone, telecommunication and cable services, namely those established in favour of Shawinigan Water & Power Co., Electric service corporation and Bell Canada, as described under the terms of the acts registered at the Registration Division of Joliette, under numbers 51 976, 51 977, 53 521, 88 969 and 89 887.

The Immoveable property is subject to a pre-emption right in favour of “Ville de Joliette” in case of the re-sale of un-built portions of land, the whole as it appears under the terms of the following deeds:

a) sale by “Ville de Joliette” to Marcel Desrochers inc. received before Me Louise Langelier, notary, on November 15th, 1996, and published at the Registry Office of the Registration Division of Joliette, under number 337 957;

b) sale by “Ville de Joliette” to Marcel Desrochers inc. received before Me André Cantin, notary, on December 10th, 1998, and published at the Registry Office of the Registration Division of Joliette, under number 349 380.

The Purchaser further recognizes the rights of “Société Hydro-Québec” regarding to the “conditions de services d’électricité d’Hydro-Québec” in effect since April 1st, 2008, namely the authorisation granted to Hydro-Québec to install without necessity of obtaining any servitude nor further authorisation, to suit to their needs upon the Immoveable, posts and other electrical installations for their network when the said network serves the Immoveable and also the right to use the land of the Immoveable to install, maintain, connect, exploit, modify and prolong the utilisation and up-keeping of its electrical network.

ORIGIN OF THE RIGHT OF OWNERSHIP

The Vendor is the owner of the Immoveable having acquired same from Marcel Desrochers inc., under the terms of a deed of sale executed before Mtre. Marie-Andrée Schmidt, notary, on October 10th, 2007, published at the Registry Office of the Registration Division of Joliette under the number 14 689 685.

WARRANTY

This sale is made without any warranty and at the Purchaser’s risk and peril except for the validity of the title and representations made by the vendor stipulated in the preliminary contract, copy of which is annexed to these presents.

TITLE DEEDS

The Vendor delivers to the Purchaser all the title deeds in his possession as well as a certificate of location prepared by Richard Castonguay, Quebec land surveyor, on April 15th, 2005, under number 26 009 of his minutes, showing the present state of the property, a copy of the plan attached to such certificate is attached to the present deed, after having been acknowledged as true and signed by the parties in the presence of the undersigned notary and by the latter.

POSSESSION

The Purchaser shall be the owner of the Immoveable from this day, with immediate occupancy and possession.

Notwithstanding paragraph 2 of article 1456 of the Civil Code of Quebec, the Purchaser shall assume the risks attached to the property, in accordance with article 950 of the Civil Code of Quebec, as of the date of these presents.

DECLARATIONS OF THE VENDOR

The Vendor makes the following declarations and warrants that:

1.                                                                                     He is the sole and absolute owner of the Property by clear, valid and marketable title, free and clear of any charge, hypothec, affectation, servitudes save and except for the usual public utility servitudes and all other hereinabove described servitudes, reserve, taxes, leases (save and except for the lease entered into between the Vendor and the Purchaser on October 12th, 2007), occupation rights, defaults of title or any other real right;

2.                                                                                     There is no other cause which could constitute a legal hypothec on the Immoveable that has been sold, notably for any renovation, development or other similar work; if such work has been done, it has been entirely paid for, including, without limitation, the cost of materials, labour, the contractor, the architect and the engineer.

3.                                                                                     There is no claims, actions or procedures, actual or anticipated, with respect to any part of the Property or to the title of the Vendor or of any prior owner of the Property;

4.                                                                                     There is no agreement, arrangement or contract relating to the Property or any part thereof other than the Contracts remitted to the Purchaser, if any;

5.                                                                                     The Property is not subject to any work order, notice of default, notice of violation, or any other similar notices issued by a competent governmental authority, save and except with respect to a notice issued by the fire department of the city of Joliette following an inspection conducted on April 7th, 2009 and pursuant to which it is required to install sprinkler systems in order to protect all parts of the Building in accordance with the specifications set forth in such notice. For purposes of clarity, it is understood that the Vendor does and will not assume any responsibility with respect to such notice and to the absence of such requested sprinkler systems, the Purchaser accepting to assume any liability, risk and responsibility relating thereto to the entire exoneration of the Vendor following the sale of the Property; copy of said inspection report is attached to these presents after having been acknowledged to be true and signed by the parties in the presence of the undersigned notary and by the latter;

6.                                                                                       There is no overdue tax, tax allocation or assessment with respect to the Property. Any and all realty taxes have been paid without subrogation up to the date hereof;

7.                                                                                       He shall reimburse the Purchaser upon request that proportion of any tax pertaining to a period prior to the date of adjustment of the current charges indicated be despite the effective date and the due date of such charges.

8.                                                                                       All transfer duties have been paid.

9.                                                                                       The heating equipment located in the Immoveable belongs to him and is not subject to any obligation.

10.                                                                                 The certificate of location prepared by Richard Castonguay, Quebec land surveyor, on April 15th, 2005, under number 26 009 of his minutes, describes the present state of the Immoveable and no change were made to the Immoveable since that date, save and except that since the certificate has been made, the Immoveable property has been subject to a cadastral renovation.

11.                                                                                 The Immoveable is not subject to any option to purchase or right of first refusal binding him personally in any lease or other document.

12.                                                                                 The Immoveable does not derogate from the laws and regulations concerning the protection of the environment.

13.                                                                                 He has received no notice from any competent authority to the effect that the Immoveable does not comply with the laws and regulations in force.

14.                                                                                 The Immoveable described above is not subject in any way to the Act respecting the preservation of agricultural land and agricultural activities.

15.                                                                                 The Immoveable is not and has not been part of a real estate complex from which it has been separated following a sale.

16.                                                                                 The Immoveable is not a recognized or a classified cultural property and is not located in a historic or natural district, within a classified historic site, or in a protected area, within the meaning of the Cultural Property Act.

17.                                                                                 to the best knowledge of the Vendor, there is no actual or anticipated suit or procedure concerning the expropriation of the Property or any part thereof, and the Vendor has not received any notice pertaining to a proposed expropriation or to the creation of any reserve affecting the Property. The Vendor has no knowledge of any suit or procedure which may presently be considered by any authority;

18.                                                                               He is a legal person resident in Canada within the meaning of the Income Tax Act and the Taxation Act and has no intention of changing such residence.

19.                                                                               He is in a position to supply a certificate of compliance from the relevant government authority, and it has validly acquired and has the power to own and sell the Immoveable without any formalities other than those already observed.

OBLIGATIONS

The Purchaser binds and obliges himself to:

1.                                                                                     Take the Immoveable in its present state, declaring having seen and examined same to his satisfaction, and having verified himself with the relevant authority that the use he intends to make of the Immoveable complies with the laws and regulations in force;

2.                                                                                     Pay all property taxes due and to become due, including the proportion for the current year from this date and also to pay, from the same date, all future instalments in capital and interest of all special taxes imposed before this day, payment of which is spread over a period of years;

3.                                                                                     The purchaser declares having taken communication of the update of the environmental Phase 1 established by LVM, on June 21th, 2010 the whole to his satisfaction, a copy of which remains attached to these presents after having been acknowledged to be true and signed by the parties in the presence of the undersigned notary and by the latter.

4.                                                                                     To accept the localization certificate spelled out in the Vendor’s declarations and declare being satisfied with it, acknowledging that since the execution of said certificate, a cadastral renovation has been made on said Immoveable. The purchaser undertakes to get himself a new certificate if required by a potential lender and to suffer all related costs.

5.                                                                                      Pay the costs and fees of these presents, their publication and copies for all parties.

ADJUSTMENTS

There will be no adjustments between the vendor and the purchaser for taxes and other charges.

DECLARATION CONCERNING THE PRELIMINARY  CONTRACT

This sale is made in execution of the preliminary contract dated June 11th, 2010 and accepted on June 15th, 2010 by the Vendor and the Purchaser, copy of said preliminary contract, in both languages, remains attached to these presents after having been acknowledged to be true and signed by the parties in the presence of the undersigned notary. Unless conflicting with these presents, the parties confirm the agreements contained in the preliminary contract but not reproduced herein.

PRICE

This sale is made for the price of de TWO MILLION EIGHT HUNDRED THOUSAND DOLLARS ($2 800 000) paid in full by the Purchaser to the Vendor, whereof FULL AND FINAL ACQUITTANCE.

BREAKDOWN OF THE SELLING PRICE

The present price is allocated as follows:

a)              for the building: two million seven hundred thirty-six thousand six hundred and sixty dollars (2 736 760,00$).

b)             for the land: sixty-three thousand two hundred and forty dollars (63 240,00$).

DECLARATIONS OF THE PARTIES CONCERNING THE GOODS AND SERVICES TAX (GST) AND THE PROVINCIAL SALES TAX (PST)

The vendor declares that the Immoveable is for commercial use only.

Accordingly, the sale is taxable upon the Loi sur la taxe d’accise et de la Loi sur la taxe de vente du Québec dispositions.

The parties declare that the value of consideration for the Loi sur la taxe d’accise is of two millions eight hundred thousand dollars (2 800 000), and for the Loi sur la taxe de vente du Québec is of two millions nine hundred and forty thousand dollars ($2 940 000)

The GST represents a sum of one hundred and forty thousand dollars ($140 000) and the QST represents a sum of two hundred twenty thousand and five hundred dollars ($220 500).

AND

The purchaser declares that his inscriptions numbers are the following: GST: 103499596 QST 1000242850 and that these inscriptions have not been cancelled and are not going to be.

Consequently, the responsibility regarding the perception of said taxes is borne by the Purchaser.

DECLARATION

The parties confirm their express wish that this Deed and all documents relating to it, be drawn up in English. Les parties aux présantes confirment leur volonté expresse de voir le présent acte et tous les documents s’y rattachant, rédigés en anglais.

REQUIREMENTS PURSUANT TO ARTICLE 9 OF THE ACT RESPECTING DUTIES ON TRANSFERS OF IMMOVABLES

The Vendor and the Purchaser are referred to respectively as the “Assignor” and the “Assignee” for the purposes hereof and declare:

The name and address of the Assignor and Assignee are those indicated in the appearance heading hereof;

The Immoveable above described is situated in the city of Joliette.

The value of the consideration stipulated and given for the transfer off the asset according to the assignor and the assignee is de TWO MILLION EIGHT HUNDRED THOUSAND DOLLARS ($2 800 000).

The amount constituting the tax basis for the transfer duties according to the assignor and the assignee is TWO MILLION EIGHT HUNDRED THOUSAND DOLLARS ($2 800 000).

The transfer duties are of an amount of FORTY THOUSAND FIVE HUNDRED DOLLARS ($40 500) which is the percentage of the tax base prescribe by statute.

There has been no transfer of a corporeal Immoveable and/or of a moveable property as contemplated by article 1.0.1 of the statute.

WHEREOF ACT at Joliette, under number twenty-eight thousand five hundred and nine (28 509) of the minutes of the undersigned notary.

AND AFTER DUE READING, the parties have signed in the presence of the notary.

GESTION NORAM INC.
by:

/s/ Marc Desrochers
Marc Desrochers

STRONG/MDI SCREEN SYSTES INC. (LES SYSTEMES D’ECRAN STRONG/MDI INC.)
by:

/s/ Chris Stark
Chris Stark

/s/ Michel Dionne
MICHEL DIONNE, Notary